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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                               November 12, 2002

                               Agere Systems Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         1-16397                                           22-3746606
   (Commission File Number)                    (IRS Employer Identification No.)

   1110 American Parkway NE                                 18109
    Allentown, Pennsylvania                              (Zip Code)
(Address of principal executive
          offices)

                                 (610) 712-6011
                        (Registrant's Telephone Number)

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Item 9.  Regulation FD Disclosure.

On November 12, 2002, Agere, certain of its subsidiaries and the lenders extended the maturity date of Agere's accounts receivable securitization facility from January 21, 2003, to November 11, 2003. As was the case prior to the extension, the lenders under the facility have commitments of up to $200 million; however, the amount that can actually be borrowed at any time depends on the amount and nature of the accounts receivable that have been pledged by one of Agere's subsidiaries to secure the facility.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AGERE SYSTEMS INC.


Date:  November 13, 2002            By:   /s/ Mark T. Greenquist
                                    Name:  Mark T. Greenquist
                                    Title: Executive Vice President and
                                           Chief Financial Officer